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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                _______________

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) October 10, 2000
                                                 -------------------------------



                                   Viador Inc.
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               (Exact name of registrant as specified in charter)

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
          Delaware                  0-27741           94-3234636
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(State or other jurisdiction      (Commission         (IRS Employer
         of incorporation)        File Number)      Identification No.)
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2000 Charleston Road, Suite 1000, Mountain View, California        94043
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code    (650) 645-2000
                                                  ------------------------------


                                   Not applicable
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         (Former name or former address, if changed since last report.)
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Item 5
------

        Please see the attached press releases.

                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Viador Inc.
                                    (Registrant)


Date: October 10, 2000                       By: /s/ JONATHAN HARDING
                                                 ---------------------------
                                                 Jonathan Harding
                                                 President and Chief Executive
                                                 Officer

                                       3
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                                 EXHIBITS INDEX
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     Exhibit    Description
     -------    -----------

     99.1 Press Release, dated October 6, 2000, issued by Viador Inc. announcing promotion of Jonathan Harding as President and Chief Executive Officer.

     99.2 Press Release, dated October 6, 2000, issued by Viador Inc. announcing resignation of Raja Venkatesh as Chief Financial Officer.